THE RODNEY SQUARE TAX-EXEMPT FUND

                               Rodney Square North
                            1100 North Market Street
                         Wilmington, Delaware 19890-0001


    The Rodney Square Tax-Exempt Fund (the "Fund") seeks as high a level of interest income, exempt from federal income tax, as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and stability of principal.




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                       STATEMENT OF ADDITIONAL INFORMATION

                  January 2, 1998, as revised January 26, 1998




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     This Statement of Additional  Information is not a prospectus and should be read in conjunction with the Fund's current Prospectus, dated January 2, 1998, and revised January 26, 1998, as amended from time to time. A copy of the current Prospectus may be obtained without charge, by writing to Rodney Square Distributors, Inc. ("RSD"), Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, and from certain institutions such as banks or broker-dealers that have entered into servicing agreements with RSD or by calling (800) 336-9970.

                                TABLE OF CONTENTS

INVESTMENT POLICIES........................................................1


INVESTMENT LIMITATIONS.....................................................3


TRUSTEES AND OFFICERS......................................................4


RODNEY SQUARE MANAGEMENT CORPORATION.......................................6


WILMINGTON TRUST COMPANY...................................................6


INVESTMENT MANAGEMENT AND OTHER SERVICES...................................6


DISTRIBUTION AGREEMENT AND RULE 12B-1 PLAN.................................7


PORTFOLIO TRANSACTIONS.....................................................8


REDEMPTIONS................................................................9


NET ASSET VALUE AND DIVIDENDS.............................................10


PERFORMANCE INFORMATION...................................................10


TAX-EQUIVALENT YIELD TABLE................................................11


TAXES.....................................................................15


DESCRIPTION OF THE FUND...................................................16


OTHER INFORMATION.........................................................16


FINANCIAL STATEMENTS......................................................17




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


                        THE RODNEY SQUARE TAX-EXEMPT FUND

                               INVESTMENT POLICIES

     The following information supplements the information concerning the investment objective, policies and limitations of the Fund found in the Prospectus.

     The Fund has adopted a fundamental policy requiring it to use its best efforts to maintain a constant net asset value of $1.00 per share, although this may not be possible under certain circumstances. The Fund values its portfolio securities on the basis of amortized cost (see "Net Asset Value and Dividends") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Fund's Board of Trustees has established procedures reasonably designed to stabilize the Fund's price per share at $1.00 per share. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high-quality as determined by a major rating service or, in the case of instruments which are not rated, of comparable quality as determined by the Fund's manager, Rodney Square Management Corporation ("RSMC"), under the direction of and subject to the review of the Fund's Board of Trustees. Although not required, typically over 90% of the Fund's assets are rated A-1+ by Standard & Poor's , a division of The McGraw-Hill Companies, Inc. ("S&P"), P-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 by Fitch Investor Services, L.P. ("Fitch") or a comparable rating by an equivalent rating agency.

     WHEN-ISSUED SECURITIES. The Portfolio may purchase securities on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A separate account of the Fund will be established at the Fund's custodian bank, into which liquid, unencumbered daily mark-to-market assets equal to the amount of the above commitments will be deposited. If the market value of the deposited assets declines, additional assets will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

     A security purchased on a when-issued basis is recorded as an asset on the commitment date and is subject to changes in market value generally based upon changes in the level of interest rates. Thus, upon delivery, its market value may be higher or lower than its cost. When payment for a when-issued security is due, the Fund will meet its obligations from then-available cash flow, the sale of the securities held in the separate account or the sale of other securities. The sale of securities to meet such obligations increases the potential for the realization of capital gains, which are subject to federal income tax.

     YIELDS AND RATINGS OF SECURITIES. The yields on the securities in which the Fund invests (such as municipal securities) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Fund, an issue may cease to be rated or its rating may be reduced. RSMC, and in certain cases, as required by Rule 2a-7 under the 1940 Act, the Fund's Board of Trustees, will consider whether the Fund should continue to hold the obligation.

     ILLIQUID SECURITIES. The Fund may not purchase securities or invest in repurchase agreements with respect to any securities, if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in repurchase agreements which do not entitle the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

     In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     To facilitate the increased size and liquidity of the institutional markets for unregistered securities, the Securities and Exchange Commission (the "SEC") adopted Rule 144A under the 1933 Act. Rule 144A established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities, such as the PORTAL system sponsored by the National Association of Securities Dealers, Inc.

     The Fund's Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to RSMC, pursuant to guidelines approved by the Board. RSMC will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board of Trustees. RSMC takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer).

     LOANS OF PORTFOLIO SECURITIES. Although the Fund has no present intention of doing so in excess of 5% of the Fund's net assets, the Fund may from time to time lend its portfolio securities to brokers, dealers and financial institutions. Such loans will in no event exceed one-third of the Fund's total assets and will be secured by collateral in the form of cash or securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), which at all times while the loan is outstanding will be maintained in an amount at least equal to the current market value of the loaned securities.

     The primary risk involved in lending securities is that of a financial failure by the borrower. In such a situation, the borrower might be unable to return the loaned securities at a time when the value of the collateral has fallen below the amount necessary to replace the loaned securities. The borrower would be liable for the shortage, but the Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, the Fund will make loans of securities only to firms deemed creditworthy by RSMC and only when, in the judgment of RSMC, the consideration that the Fund will receive from the borrower justifies the risk.

                             INVESTMENT LIMITATIONS

     The investment limitations described below are fundamental, and may not be changed without the affirmative vote of the holders of the lesser of (i) 67% or more of the shares of the Fund present at a shareholders' meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

     The Fund will not, as a matter of fundamental policy:

1. purchase securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations and provided that these limitations do not apply to securities issued or guaranteed by the U.S.
      Government, its agencies or instrumentalities;

2. borrow money, except (i) from a bank for temporary or emergency purposes (not for leveraging or investment) or (ii) by engaging in reverse repurchase agreements, provided that borrowings do not exceed an amount equal to one-third of the current value of the Fund's assets, taken at market value, less liabilities other than borrowings;

3. purchase securities, if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to municipal securities;

4. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

5. purchase or sell real estate, but this limitation shall not prevent the Fund from investing in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

6. make loans, except (i) the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitation, (ii) engaging in repurchase agreements, or (iii) engaging in securities loan transactions limited to one-third of the Fund's total assets;

7. purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that the Fund may issue shares of additional series or classes that the Trustees may establish, and provided that the Fund's use of options, futures contracts and options thereon or currency-related contracts, will not be deemed to be senior securities for this purpose.

     In addition, the Fund has adopted several non-fundamental policies, which can be changed by the Board of Trustees without shareholder approval.

     As a matter of non-fundamental policy, the Fund will not:

1. purchase or otherwise acquire any security or invest in a repurchase agreement with respect to any securities if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market;

2. purchase securities for investment while any bank borrowing equaling 5% or more of the Fund's total assets is outstanding;

3. make short sales of securities or purchase securities on margin (but the Fund may effect short sales against the box and obtain such credits as may be necessary for the clearance of the purchases and sales of securities); or

4.    make  loans  of   portfolio   securities   unless  such  loans  are  fully
      collateralized by cash, U. S. Government securities, or any combination of cash and such securities, marked to market value daily.

     Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such percentage or standard limitation shall be determined immediately after the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations (except where explicitly noted above and except that, as a condition of Rule 2a-7 under the 1940 Act, quality standards must be maintained for certain obligations).


                              TRUSTEES AND OFFICERS


     The Fund has a Board, currently composed of five Trustees, which supervises Fund activities and reviews contractual arrangements with companies that provide the Fund with services. The Fund's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for The Rodney Square Fund, The Rodney Square Multi-Manager Fund and The Rodney Square Strategic Fixed-Income Fund (together with the Fund, the "Rodney Square Family of Funds"). Those Trustees who are "interested persons" of the Fund (as defined in the 1940 Act) by virtue of their positions with either RSMC or Wilmington Trust Company ("WTC"), the parent of RSMC, are indicated by an asterisk (*).


MARTIN L. KLOPPING, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Trustee, age 44, was President and Director of RSMC from 1984 to January 1998. He was also a Director of Rodney Square Distributors, Inc. ("RSD"), from 1992 to January 1998. He is a Chartered Financial Analyst and member of the SEC Rules and Investment Advisers Committees of the Investment Company Institute.


ERIC BRUCKER, School of Management, University of Michigan, Dearborn, MI 48128, Trustee, age 56, has been Dean of the School of Management of the University of Michigan since June 1992. He was Professor of Economics, Trenton State College from September 1989 through June 1992. He was Vice President for Academic Affairs, Trenton State College from September 1989 through June 1991. From 1976 until September 1989, he was Dean of the College of Business and Economics and Chairman of various committees at the University of Delaware. He is also a member of the Detroit Economic Club, Financial Executive Institute and Leadership Detroit.

FRED L. BUCKNER, 5 Hearth Lane, Greenville, DE 19807, Trustee, age 65, has retired as President and Chief Operating Officer of Hercules Incorporated (diversified chemicals), positions he held from March 1987 through March 1992. He also served as a member of the Hercules Incorporated Board of Directors from 1986 through March 1992.

JOHN J. QUINDLEN, 313 Southwinds, 1250 West Southwinds Blvd., Vero Beach, FL 32963, Trustee, age 65, has retired as Senior Vice President-Finance of E.I. du Pont de Nemours and Company, Inc. (diversified chemicals), a position he held from 1984 to November 30, 1993. He served as Chief Financial Officer of E. I. du Pont de Nemours and Company, Inc. from 1984 through June 1993. He also serves as a Director of St. Joe Paper Co. and a Trustee of Kalmar Pooled Investment Trust.


*ROBERT J. CHRISTIAN, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, President and Trustee, age 48, has been Chief Investment Officer of WTC since February 1996 and Director of RSMC since February 1996. He was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. from 1994 to 1996. He was Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996, Director of Provident Capital Management from 1993 to 1996, and Director of Investment Strategy PNC Bank, N.A. from 1989 to 1992. He is also a Trustee of LaSalle University and a member of the Board of Governors for the Pennsylvania Economy League.


JOSEPH M. FAHEY, JR., Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Vice President, age 40, has been with RSMC since 1984, as a Secretary of RSMC since 1986 and a Vice President since 1992. He was an Assistant Vice President of RSMC from 1988 to 1992.


NINA M. WEBB, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Vice President, age 44, has been an Equity Portfolio Manager at WTC since March 1987. A Chartered Financial Analyst, she previously was employed by the University of Delaware as Senior Investment Analyst (1985-86), Investment Analyst (1982-85), and Accountant (1976-82).


JOHN J. KELLEY, 400 Bellevue Parkway, Wilmington, DE 19809, Vice President and Treasurer, age 38, has been a Vice President of PFPC Inc.("PFPC") since January 1998. He was a Vice President of RSMC from 1995 to January 1998. He was an Assistant Vice President of RSMC from 1989 to 1995.

CARL M. RIZZO, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Secretary, age 46, was appointed Vice President of RSMC in July, 1996. From 1995 to 1996 he was Assistant General Counsel of Aid Association for Lutherans ( a fraternal benefit association); from 1994 to 1995 Senior Associate Counsel of United Services Automobile Association (an insurance and financial services firm); and from 1987 to 1994 Special Counsel or Attorney-Adviser with a federal government agency.




     The fees and expenses of the Trustees who are not "interested persons" of the Fund ("Independent Trustees") as defined in the 1940 Act are paid by the Fund. The following table shows the fees paid during the fiscal year ended September 30, 1997 to the Independent Trustees for their service to the Fund and to the Rodney Square Family of Funds. On September 30, 1997, the Trustees and officers of the Fund, as a group, owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of the Fund.

                               1997 TRUSTEES FEES

                             TOTAL FEES FROM   TOTAL FEES FROM THE RODNEY
      INDEPENDENT TRUSTEE        THE FUND        SQUARE FAMILY OF FUNDS
      -------------------    ---------------   --------------------------

      Eric Brucker           $2,050            $12,550
      Fred L. Buckner        $2,050            $12,550
      John J. Quindlen       $2,050            $12,550

                      RODNEY SQUARE MANAGEMENT CORPORATION


     RSMC has served as the Fund Manager since December 20, 1985. RSMC is a Delaware corporation organized on September 17, 1981, which enjoys a reputation for managing high-quality portfolios using a conservative investment approach. In a time when safety of principal and liquidity are critical, RSMC's experienced management team will continue to operate with strict internal controls and high credit quality standards. RSMC's investment management services and specialized investment techniques are normally available only to institutional clients. RSMC also acts as Investment Adviser to The Rodney Square Multi-Manager Fund and The Rodney Square Fund.


     RSMC is a wholly-owned subsidiary of WTC, a state-chartered bank organized as a Delaware Corporation in 1903. WTC is the wholly-owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. RSMC may occasionally consult, on an informal basis, with personnel of WTC's investment departments. WTC takes no part, however, in determining which securities are to be purchased or sold by the Fund. Prior to RSMC's formation as a separate company, most of its investment management staff and some of its officers were employed by WTC in various money market and other fixed-income investment management and trading departments.

     Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB, a wholly-owned subsidiary of WTC exercises investment discretion over certain institutional accounts.

     RSD, a wholly-owned subsidiary of WTC and the Fund's Distributor is a registered broker-dealer. Wilmington Brokerage Services Company, another wholly-owned subsidiary of WTC, is a registered investment adviser and a registered broker-dealer.


                            WILMINGTON TRUST COMPANY


     WTC, the parent of RSMC, serves as Custodian of the assets of the Fund. The Fund benefits from the experience, conservative values and special heritage of WTC and its affiliates. WTC is a financially strong bank and enjoys a reputation for providing exceptional consistency, stability and discipline in managing both short-term and long-term investments. WTC is Delaware's largest full-service bank and, with more than $75 billion in trust, custody and investment management assets, WTC ranks among the nation's leading money management firms. As of December 31, 1996, the trust department of WTC was the seventeenth largest in the United States as measured by discretionary assets under management. WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools, and has nearly a century of experience managing the personal investments of high net-worth individuals. Its current roster of institutional clients includes several Fortune 500 companies as well. WTC is also the Investment Adviser of The Rodney Square Strategic Fixed-Income Fund.



                    INVESTMENT MANAGEMENT AND OTHER SERVICES


     MANAGEMENT AGREEMENT. RSMC serves as Fund Manager pursuant to a contract with the Fund dated August 9, 1991 (the "Management Agreement"). Under the Management Agreement, RSMC, subject to the supervision of the Board of Trustees of the Fund, directs the investments of the Fund in accordance with the Fund's investment objective, policies, and limitations. Also, under the terms of the Management Agreement, RSMC supplies office facilities, non-investment related statistical and research data, executive and administrative services, and corporate  secretarial  services  for the  Fund.  For  the  fiscal  years  ended
September 30, 1997, 1996 and 1995, RSMC was paid advisory fees and administration fees amounting to $1,325,491, $1,346,805 and $1,696,280, respectively.

     The Management Agreement provides that RSMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the Management Agreement.

     The Management Agreement became effective on August 9, 1991, and continues in effect from year to year thereafter so long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Agreement is terminable by the Fund (by vote of the Fund's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities) on sixty (60) days' written notice given to RSMC or by RSMC on sixty (60) days' written notice given to the Fund and terminates automatically upon its assignment.

     The salaries of any officers and interested Trustees of the Fund who are affiliated with RSMC and the salaries of all personnel of RSMC performing services for the Fund relating to research, statistical and investment activities are paid by RSMC.


     ADMINISTRATIVE AND ACCOUNTING SERVICES. Under a separate Sub-Administration and Accounting Services Agreement with the Fund and RSMC, PFPC, 400 Bellevue Parkway, Wilmington, Delaware 19809, performs certain administrative and accounting services for the Fund. These services include preparing shareholder reports, providing statistical and research data, assisting WTC in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Fund. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC for the Fund include determining the net asset value per share of the Fund and maintaining records relating to the Fund's securities transactions.


     The Sub-Administration and Accounting Services Agreement provides that PFPC shall not be liable for any act or omission that does not result from PFPC's willful misfeasance, bad faith, or gross negligence with respect to its duties under the Agreement, or its reckless disregard of such duties.

                   DISTRIBUTION AGREEMENT AND RULE 12B-1 PLAN

     RSD serves as Distributor of the Fund's shares pursuant to a Distribution Agreement with the Fund. Pursuant to the terms of the Distribution Agreement, RSD is granted the right to sell the shares of the Fund as the Fund's agent. Shares of the Fund are offered continuously.

     Under the terms of the Distribution Agreement, RSD agrees to use all reasonable efforts to secure purchasers for shares of the Fund and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Fund shares and any other literature and advertising used in connection with the offering, subject to reimbursement pursuant to the Fund's Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan").

     The Distribution Agreement provides that RSD, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Fund shares.

     The Distribution Agreement became effective as of December 31, 1992 and continues in effect from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the

Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment. The Agreement is also terminable without payment of any penalty: (i) by the Fund (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to the 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the Fund) on sixty (60) days' written notice to RSD; or (ii) by RSD on sixty (60) days' written notice to the Fund.

     RSD may be reimbursed for distribution expenses according to a 12b-1 Plan which the Board of Trustees adopted and became effective January 1, 1993. The 12b-1 Plan provides that RSD may be reimbursed for distribution activities encompassed by Rule 12b-1, such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort, printing and mailing of prospectuses, and distribution and shareholder servicing activities of certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with RSD ("Service Organizations") and other financial institutions, including fairly allocable internal expenses of RSD and payments to third parties.

     The 12b-1 Plan further provides that reimbursement shall be made for any month only to the extent that such payment does not exceed (i) 0.20% on an annualized basis of the Fund's average net assets; and (ii) limitations set from time to time by the Board of Trustees. The Board of Trustees has only authorized implementation of the 12b-1 Plan for annual payments of up to 0.20% of the Fund's average net assets to reimburse RSD for making payments to certain Service Organizations who have sold Fund shares and for other distribution expenses. For the fiscal year ended September 30, 1997, payments made pursuant to the 12b-1 Plan amounted to $18,364, consisting of $17,131, for trail commissions and, $1233 for the preparation and distribution of marketing materials.

     Under the 12b-1 Plan, if any payments made by RSMC out of its management fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by the Fund of the distribution of its shares, such payments are authorized. The Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.


                             PORTFOLIO TRANSACTIONS

     All portfolio transactions are placed on behalf of the Fund by RSMC pursuant to authority contained in the Management Agreement. Debt securities purchased and sold by the Fund are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

     The primary objective of RSMC in placing orders on behalf of the Fund for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spreads or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, RSMC considers among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any services provided by the broker or dealer to the Fund or to RSMC.

     RSMC cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. In such cases, RSMC receives services it otherwise might have had to perform itself. The research, analysis, advice and similar services provided by brokers or dealers can be useful to RSMC in serving its other clients, as well as in serving the Fund. Conversely, information provided to RSMC by brokers or dealers who have executed transaction orders on behalf of other RSMC clients may be useful to RSMC in providing services to the Fund. During the fiscal years ended September 30, 1997, 1996 and 1995, the Fund paid no brokerage commissions.

     Some of RSMC's other clients have investment objectives and programs similar to that of the Fund. Occasionally, RSMC may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is RSMC's policy not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between the Portfolio and RSMC's other clients participating in the transaction on a pro-rata basis and purchases and sales are normally allocated between the Fund and RSMC's other clients as to amount according to a formula determined prior to the execution of such transactions.


                                   REDEMPTIONS

     To ensure proper authorization before redeeming shares of the Fund, the Transfer Agent, PFPC, may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and tax waivers required in some states when settling estates.


     Clients of WTC who have purchased shares through their trust accounts at WTC and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact WTC or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, PFPC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Fund will act as quickly as possible to minimize delay.


     A shareholder's right to redeem shares and to receive payment therefor may be suspended when (a) the New York Stock Exchange (the "Exchange") is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of the Fund's securities or to determine the value of the Fund's net assets, or (d) ordered by a governmental body having jurisdiction over the Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders may withdraw their requests for redemption or may receive payment based on the net asset value next determined after the suspension is lifted.

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.


                          NET ASSET VALUE AND DIVIDENDS


     NET ASSET VALUE. The Fund's portfolio securities are valued on the basis of the amortized cost valuation technique. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The valuation of the Fund's portfolio instruments based upon their amortized cost and the accompanying maintenance of the Fund's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies." In connection with the use of the amortized cost valuation technique, the Fund's Board of Trustees has established procedures reasonably designed to maintain a constant net asset value per share. Such procedures include a daily review of the Fund's holdings to determine whether the Fund's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio instruments prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.


     Should the Fund incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy as described in the Prospectus or to revise it in light of the then prevailing circumstances. For example, if the Fund's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend further dividend payments until net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

     DIVIDENDS. Dividends are declared on each Business Day of the Fund (as defined in the Prospectus). The dividend for such a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non Business Days of the Fund on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period.


                             PERFORMANCE INFORMATION

     The performance of the Fund may be quoted in terms of its yield and the total return in advertising and other promotional materials ("performance advertisements"). Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Fund will vary based on changes in market conditions and the level of the Fund's expenses. These performance figures are calculated in the following manner:

      A. YIELD is the net annualized yield for a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

            The Fund's yield for the 7-day period ended September 30, 1997 was 3.31%.

      B. EFFECTIVE YIELD is the net annualized yield for a specified 7 calendar days assuming reinvestment of income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                    Effective Yield = [(Base Period Return + 1) 365/7] - 1.

            The Fund's effective yield for the 7-day period ended September 30, 1997 was 3.35%.

      C. TAX-EQUIVALENT YIELD is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 7-day period assuming a reinvestment of all dividends paid during such period. Tax-equivalent yield is calculated by dividing that portion of the Fund's yield (computed as in the yield description above) which is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax-exempt.

            The Fund's tax-equivalent yield for the 7-day period ended September 30, 1997 was 4.60% for the 28% tax bracket, 4.80% for the 31% tax bracket, 5.17% for the 36% tax bracket and 5.48% for the 39.6% tax bracket.

            The following table, which is based upon federal income tax rates in effect on the date of this Statement of Additional Information, illustrates the yields that would have to be achieved on taxable investments to produce a range of hypothetical tax-equivalent yields:

                           TAX-EQUIVALENT YIELD TABLE

 Federal Marginal                TAX-EQUIVALENT YIELDS BASED ON
INCOME TAX BRACKET                    TAX-EXEMPT YIELDS OF:

                      2%      3%      4%      5%      6%      7%      8%
                      --      --      --      --      --      --      --

      28%            2.8     4.2     5.6     6.9     8.3     9.7    11.1
      31%            2.9     4.3     5.8     7.2     8.7    10.1    11.6
      36%            3.1     4.7     6.3     7.8     9.4    10.9    12.5
     39.6%           3.3     5.0     6.6     8.3     9.9    11.6    13.2



      D. AVERAGE ANNUAL TOTAL RETURN is the average annual compound rate of return for the periods of one year, five years, ten years and the life of a Fund, where applicable, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares, if any, and assume that all dividends and capital gains distributions, if any, during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                  T     =     (ERV/P)1/n - 1

      Where:      P     =     a hypothetical initial investment of $1,000

                  T     =     average annual total return

                  n     =     number of years

                  ERV   =     ending  redeemable  value:  ERV  is  the value, at
                              the   end  of   the   applicable   period,   of  a
                              hypothetical   $1,000   investment   made  at  the
                              beginning of the applicable period.

               AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED SEPTEMBER 30, 1997

                                 One       Five      Ten
                                 YEAR      YEARS     YEARS
                                 ----      -----     -----

                                 3.09%     2.76%     3.78%


      E. CUMULATIVE TOTAL RETURN is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect the change in the price of a Fund's shares, if any, and assume that all dividends and capital gains distributions, if any, during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                  C     =     (ERV/P)-1

      Where:      C     =     Cumulative Total Return

                  P     =     a hypothetical initial investment of $1,000

                  ERV   =     ending  redeemable  value:  ERV  is  the value, at
                              the   end  of   the   applicable   period,   of  a
                              hypothetical   $1,000   investment   made  at  the
                              beginning of the applicable period.

                  CUMULATIVE TOTAL RETURN FOR PERIODS ENDED SEPTEMBER 30, 1997

                                 One       Five      Ten
                                 YEAR      YEARS     YEARS
                                 ----      -----     -----

                                 3.09%     14.59%    44.90%

      F. TOTAL RETURN is the rate of return on an investment for a specified period of time calculated in the manner of Cumulative Total Return.

     COMPARISON OF FUND PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance on shares of the Fund with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by the Fund.

     In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     From time to time, in marketing and other literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities such as the IBC Stockbroker and General Purpose Funds. The Fund's yield and performance over time may also be compared to the performance of bank money market deposit accounts and fixed-rate insured certificates of deposit (CD's), or unmanaged indices of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CD's differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit from a CD, and the deposit principal in a CD is insured by the FDIC.

     Since the assets in all funds are always changing, the Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank the Fund in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in the Fund's investment policies and investments, the Fund's asset size and other factors deemed relevant. Advertisements and other marketing literature will include the time period and Lipper Analytical Services, Inc. asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. Sources for performance information and articles about the Fund may include the following:

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

CDA INVESTMENT TECHNOLOGIES, INC., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

CHANGING  TIMES,  THE  KIPLINGER   MAGAZINE,   a  monthly  investment   advisory
publication  that  periodically   features  the  performance  of  a  variety  of
securities.

CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

IBC'S MONEY FUND REPORT, a weekly publication of IBC/Donoghue, Inc., of Ashland, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

IBC'S MONEY FUND DIRECTORY, an annual directory ranking money market mutual funds.

INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

MUTUAL FUND VALUES,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

USA TODAY, the nation's number one daily newspaper.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

                                      TAXES

In order to continue to qualify for treatment as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of the sum of its net interest income excludable from gross income under section 103(a) of the Code plus its investment company taxable income (generally, taxable net investment income plus net short-term capital gain, if any) and must meet several additional requirements. Among these requirements are the following: (a) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities;
(b) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (c) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities) of any one issuer.

     Dividends paid by the Fund will qualify as "exempt-interest dividends" (as defined in the Prospectus), and thus will be excludable from gross income by its shareholders, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the Fund intends to continue to satisfy this requirement. The portion of each dividend excludable from the shareholders' gross income may not exceed the Fund's net tax-exempt income. The treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

     Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a preference item for purposes of the federal alternative minimum tax. Furthermore, even interest on tax-exempt securities held by the Fund that are not PABs, which interest otherwise would be a tax preference item, nevertheless may be indirectly subject to the alternative minimum tax in the hands of corporate shareholders when distributed to them by the Fund. PABs are issued by or on behalf of public authorities to finance various privately operated facilities and are described in the Appendix to the Prospectus. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisers before purchasing Fund shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of the Fund's earnings and profits. Moreover, if the Fund realizes capital gain as a result of market transactions, any distributions of such gain will be taxable to its shareholders.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts.

     Shortly after the end of each year, PFPC determines the federal income tax status of all distributions made during the year. Shareholders may be subject to state and local taxes on distributions from the Fund. Shareholders should consult their tax advisers regarding specific questions relating to federal, state and local taxes.


                             DESCRIPTION OF THE FUND

     The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Fund's Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each note, bond, contract or other undertaking relating to the Fund that is issued by or on behalf of the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the assets of the Fund of any shareholder held personally liable solely by virtue of ownership of shares of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. RSMC believes that, in view of the above, the risk of personal liability to shareholders is remote.

     The Fund's Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Declaration of Trust provides that the Fund will continue indefinitely unless a majority of the shareholders of the Fund approve: (a) the sale of the Fund's assets to another diversified open-end management investment company; or
(b) the liquidation of the Fund. In the event of the liquidation of the Fund, affected shareholders are entitled to receive the assets of the Fund that are available for distribution.


                                OTHER INFORMATION

     INDEPENDENT AUDITORS. Ernst & Young LLP, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, serves as the Fund's Independent Auditors, providing services which include (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) preparation of the annual federal income tax return filed on behalf of the Fund.

     The financial statements and financial highlights of the Fund, appearing or incorporated by reference in the Fund's Prospectus, this Statement of Additional Information and Registration Statement, have been audited by Ernst & Young LLP, Independent Auditors, to the extent indicated in their reports thereon also appearing elsewhere herein and in the Registration Statement or incorporated by reference. Such financial statements have been included herein or incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


     SUBSTANTIAL SHAREHOLDERS. As of November 30, 1997, no shareholder other than WTC owned of record or beneficially more than 5% of the outstanding shares of the Fund. As of that date, WTC owned of record, on behalf of its customer accounts 96% of the shares of the Fund.


     LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Fund and has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.

     CUSTODIAN AND SUB-CUSTODIAN. Wilmington Trust Company, Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, serves as the Fund's Custodian. PNC Bank, National Association, 1600 Market Street, Philadelphia, PA 19103, serves as the Fund's Sub-Custodian.


     TRANSFER AGENT. PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as the Fund's Transfer Agent and Dividend Paying Agent.

                              FINANCIAL STATEMENTS

     The Schedule of Investments as of September 30, 1997; the Statement of Assets and Liabilities as of September 30, 1997; the Statement of Operations for the fiscal year ended September 30, 1997; the Statements of Changes in Net Assets for the fiscal years ended September 30, 1997 and 1996; the Financial Highlights for the fiscal years ended September 30, 1993 through September 30, 1997; and the Notes to Financial Statements and the Report of Independent Auditors, each of which is included in the Annual Report to the shareholders of the Fund as of and for the fiscal year ended September 30, 1997 are attached hereto.

     The Financial Statements and the Report of Independent Auditors are incorporated herein by reference from the Annual Report to the Shareholders of the Fund as of and for the fiscal year ended September 30, 1997, filed with the Securities and Exchange Commission on December 24, 1997, Accession Number 0000700844-97-000013.